                             JOINT FILING AGREEMENT



         We, the signatories of the statement on Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Date:  February 14, 2000



                                          KKR ASSOCIATES, L.P.

                                          By:     /s/ William Janetschek
                                                  -----------------------------
                                                  Name:  William Janetschek
                                                  Title: Attorney-in-fact for
                                                  James H. Greene, Jr.,
                                                  general partner


                                          RFM ACQUISITION L.L.C.


                                          By: /s/ William Janetschek
                                              ---------------------------------
                                              Name: William Janetschek
                                              Title: Attorney-in-fact for
                                              James H. Greene, Jr., President


                                          KKR 1996 FUND L.P.
                                          By: KKR Associates 1996, L.P.,
                                              general partner
                                          By: KKR 1996 GP L.L.C.,
                                              general partner


                                          By: /s/ William Janetschek
                                              ---------------------------------
                                              Name:  William Janetschek
                                              Title: Attorney-in-fact for
                                              James H. Greene, Jr.


                                          KKR ASSOCIATES 1996, L.P.
                                          By: KKR 1996 GP L.L.C.,
                                              general partner


                                          By: /s/ William Janetschek
                                              ---------------------------------
                                              Name:  William Janetschek
                                              Title: Attorney-in-fact
                                              for James H. Greene, Jr.


                                          KKR 1996 GP L.L.C.


                                          By: /s/ William Janetschek
                                              ---------------------------------
                                              Name:  William Janetschek
                                              Title: Attorney-in-fact
                                              for James H. Greene, Jr.